SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported) January 15, 1998


                      National Properties Investment Trust
              Formerly Richard Roberts Real Estate Growth Trust I
               (Exact Name of Registrant as Specified in Charter)


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Massachusetts                      2-95449                         06-6290322
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(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)

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                      P.O. Box 148 Canton Center, CT          06020
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



Registrant's telephone number, including area code   (888) 678-1109



                                      N/A
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


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     2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 1997, National Properties Investment Trust, a Massachusetts business trust (the "Trust"), sold its sole real estate asset (the "Property") to a newly formed real estate investment trust company, the Philips International Realty Corp., a Maryland corporation ("New REIT"), in exchange for 32,000 shares of the Common Stock of New REIT pursuant to a Contribution and Exchange Agreement, dated August 11, 1997, as amended, among the Trust, the Board of Trustees of the Trust, New REIT and certain affiliated partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and members thereof (the "Contribution and Exchange Agreement"). The New REIT will indirectly own ten shopping center properties in the New England, Mid-Atlantic and Southeast regions of the United States. New REIT is not affiliated with the Trust or the trustees of the Trust and the sale price for the Property was determined by arm's-length negotiations between the parties. The Property is an approximately 38,125 square foot shopping center located in Lake Mary, Florida and, as of the date of sale, was 100% occupied. The consummation of the transactions contemplated by the Contribution and Exchange Agreement, including the sale of the Property, was approved by a majority of the shareholders of the Trust at its special meeting held on December 30, 1997. 499,097 of the 747,522 shares entitled to vote at such meeting approved the transaction proposal, with 13,219 opposed and 10,624 abstaining.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS NOT APPLICABLE.

     (B) PRO FORMA FINANCIAL INFORMATION-NARRATIVE. The following narrative is being provided in accordance with Article 11 of Regulation S-X (ss. 210.11-02) to provide investors with information about the continuing impact of a particular transaction by showing how it might have effected historical information if the transaction had been consummated at an earlier time.

     The Trust exchanged its sole real estate holding for 32,000 shares of the Common Stock of New REIT plus the assumption of its first mortgage. The total selling price was $2,142,000, resulting in a gain of $ 1,123,800. 3,744 shares of the New REIT Common Stock were distributed to the Trust shareholders in calendar year 1997 and approximately 20,256 of such shares will be distributed to the Trust shareholders by the end of January 1998 (representing in the aggregate not less than 75% of the Common Stock received by the Trust). The remaining 8,000 shares are to be retained by the Trust and any distributions on the shares or net proceeds from the sale of the shares will be available to the Trust for working capital purposes.

     The effect on the Trust's Balance Sheet are as follows: Investments in real estate and personal property were reduced by $994,900 to zero; prepaid insurance and prepaid leasing commissions were reduced by $24,600 to zero; the mortgage payable was reduced by $542,200 to zero; and security deposits, interest and property taxes were adjusted at closing and were reduced to zero; and the investment in New REIT was increased by $1,891,386 for the 28,256 shares of New REIT stock received. After the transaction, the Trust's Balance Sheet consisted of $22,000 cash, $20,000 of accounts receivable, $1,891,386 of investment in New REIT stock, $33,200 of accounts payable, and $1,900,186 in shareholder's equity.

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     The effect on the Trust's Statement of Operations are as follows: gross rental income was reduced by $361,000 to zero; rental expenses were reduced by $90,850 to $12,500; and interest income was reduced by $600 to $50. Had the transaction occurred January 1, 1997, the Trust's Statement of Operations would have been the following: the Trust would have received zero gross income from operations; $50 of interest income and $12,500 of general and administrative expenses comprised of accounting fees, legal fees, telephone, and other miscellaneous expenses. The Trust would have reported a net loss of $12,450 $(0.02) per share, for the year ended December 31, 1997. Although dividends are possible from the investment in New REIT, no provision is provided because no dividends are currently planned.

     The gain from the sale of the real estate of $1,123,800 is net of income tax effect (state taxes) of $23,200 and has not been reflected in the above description of the proforma statement of operations.

     (C) EXHIBITS.

10.1 Contribution and Exchange Agreement, dated August 11, 1997, among the Trust, the Board of Trustees of the Trust, New REIT, and certain affiliated partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and members thereof (incorporated by reference to Exhibit 10.6 of the joint Proxy Statement and Prospectus dated December 10, 1997 relating to the Special Meeting of Shareholders of the Trust held on December 30, 1997, which was part of New REIT's registration statement on Form S-4 (SEC File No. 333-41431)).

10.2 Amendment No. 1 to the Contribution and Exchange Agreement dated December 29, 1997.

[Remainder of page intentionally left  blank.  Signature  page to follow.]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NATIONAL PROPERTIES
     INVESTMENT TRUST



                               BY:     /s/ Peter M. Stein
                               Peter M. Stein,
                               Managing Trustee
January 15, 1998


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                               INDEX TO EXHIBITS



  Exhibit
  Number                  Description

10.1 Contribution and Exchange Agreement, dated August 11, 1997, among the Trust, the Board of Trustees of the Trust, Philips International Realty Corp., and certain affiliated partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and members thereof (incorporated by reference to Exhibit 10.6 of the joint Proxy Statement and Prospectus dated December 10, 1997 relating to the Special Meeting of Shareholders of the Trust held on December 30, 1997, which was part of New REIT's registration statement on Form S-4 (SEC File No. 333-41431)).

10.2 Amendment No. 1 to the Contribution and Exchange Agreement dated December 29, 1997.

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                                AMENDMENT NO. 1
                                       TO
                      CONTRIBUTION AND EXCHANGE AGREEMENT

     Amendment No. 1 to that certain Contribution and Exchange Agreement dated as of August 11, 1997 (the "Agreement") among National Properties Investment Trust, a Massachusetts business trust, the members of the Board of Trustees of the Trust, Philips International Realty Corp., a Maryland corporation, Philips International Realty, L.P., a Delaware limited partnership, and certain contributing partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and member thereof who are signatories hereto. Each of the parties to the Agreement are writing to confirm our understanding and agreement to this Amendment No. 1 to the Agreement as follows:

     1. Section 5.1(b) of the Agreement is hereby amended to add the following language to the beginning of the second sentence thereof:

     "except with respect to the failure to obtain consent of First Union National Bank, as holder of approximately $24.1 million first mortgage loan secured by certain portions of the Palm Springs Mile Shopping Center in Hialeah, Florida, to the consummation of the transactions contemplated by the Agreement,"

     2. Section 27.1 of the Agreement is hereby amended by inserting in the fifth line thereof following the words "at the Closing" the following:

     "or, within a period not to exceed five (5) business days from the date of the Closing,"

     3. The parties agree that the closing of the transactions contemplated by the Agreement shall be effective as of the close of business on December 31, 1997.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Agreement as the 29th day of December 1997.

                            FOREST AVENUE SHOPPING LLC

                            By:  /s/ Philip Pilevsky
                                 Name: Philip Pilevsky
                                 Title: Managing Member

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                               PHILIPS FREEPORT ASSOCIATES, L.P.

                               BY:  PHILIPS FREEPORT DEVELOPMENT
                                    CORPORATION, ITS GENERAL PARTNER


                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: President



                               MERRICK SHOPPING ASSOCIATES

                               BY:  MERRICK HOLIDAY LIMITED
                                    PARTNERSHIP, A GENERAL PARTNER


                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: President

                               BY:  MERRICK EQUITIES L.P., A GENERAL
                                    PARTNER

                                    BY:   THE MERRICK CORPORATION,
                                          GENERAL PARTNER

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Attorney-in-Fact



                               SP AVENUE U ASSOCIATES, L.P.

                               BY:  SP AVENUE U CORP., ITS GENERAL
                                    PARTNER

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Attorney-in-Fact

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                               ENFIELD SHOPPING L.L.C.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Managing Member



                               BRANHAVEN PLAZA L.L.C.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Member



                               PALM SPRINGS MILE ASSOCIATES,
                               LTD.

                               BY:  PALM MILE CORP., ITS GENERAL
                                    PARTNER

                                    By:   /s/ Philip Pilevsky
                                          Name: Sheila Levine
                                          Title: President
                                          (by Philip Pilevsky, attorney-in-
                                          fact)

                               PARTNERS OF PALM SPRINGS MILE
                               ASSOCIATES, LTD.:

                                    PALM MILE CORP.

                                    By:   /s/ Philip Pilevsky
                                          Name: Sheila Levine
                                          Title: President
                                          (by Philip Pilevsky, attorney-in-
                                          fact)

                                    PL PALM SPRINGS L.P.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: General Partner

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                                    /s/ Philip Pilevsky
                                    PHILIP PILEVSKY



                                    FOXBOROUGH SHOPPING L.L.C.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Managing Member


                                    MEMBER OF FOXBOROUGH
                                    SHOPPING L.L.C.

                                          /s/ Philip Pilevsky
                                          PHILIP PILEVSKY


                                    BARAKA REALTY CO.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Attorney-in-Fact


                                    CENTURY REALTY INC.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Attorney-in-Fact

                                    /s/ Philip Pilevsky
                                    Joseph Wilf, by Philip Pilevsky,
                                    Attorney-in-Fact



                                    ESTATE OF HARRY WILF

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Attorney-in-Fact


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                                    DELRAN SHOPPING L.L.C.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Managing Member



                                    MEMBERS OF DELRAN SHOPPING
                                        L.L.C

                                          /s/ Philip Pilevsky
                                          Philip Pilevsky



                                    BARAKA REALTY CO.

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Attorney-in-Fact

                                    /s/ Philip Pilevsky
                                    JOSEPH WILF, BY PHILIP PILEVSKY,
                                    ATTORNEY-IN-FACT


                                    ESTATE OF HARRY WILF

                                    By:   /s/ Philip Pilevsky
                                          Name: Philip Pilevsky
                                          Title: Attorney-in-Fact



                                    NATIONAL PROPERTIES
                                    INVESTMENT TRUST

                                    By:   /s/ Peter Stein
                                          Name: Peter Stein
                                          Title: Trustee


                                    By:   /s/ Jay Goldman
                                          Name: Jay Goldman
                                          Title: Trustee


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                                    By:   /s/ Robert Reibstein
                                          Name: Robert Reibstein
                                          Title: Trustee



                                    PHILIPS INTERNATIONAL
                                    REALTY, L.P.

                                    BY:   PHILIPS INTERNATIONAL REALTY
                                          CORP., ITS GENERAL PARTNER

                                    By:   /s/ Philip Pilevsky
                                          Name:  Philip Pilevsky
                                          Title: Chief Executive Officer



                                    PHILIPS INTERNATIONAL
                                    REALTY, CORP.

                                    By:   /s/ Philip Pilevsky
                                          Name:  Philip Pilevsky
                                          Title: Chief Executive Officer

                                    WITH RESPECT TO SECTION 27.1 ONLY:

                                    /s/ Peter Stein
                                    PETER STEIN

                                    /s/ Jay Goldman
                                    JAY GOLDMAN

                                    /s/ Robert Reibstein
                                    ROBERT REIBSTEIN